SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 3, 2003

Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wessex House, 45 Reid Street, Hamilton HM 12 Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A

(Former name or former address, if changed since last report)

ITEM 7.          Exhibits.

EXHIBIT NO.	DESCRIPTION
99	Press Release dated November 3, 2003, announcing the earnings of Arch Capital Group Ltd. (the “Company”) for the three-month period ended September 30, 2003.

ITEM 12.       Results of Operations and Financial Condition

Attached hereto as Exhibit 99 is a press release issued on November 3, 2003, announcing the Company’s earnings for the three-month period ended September 30, 2003.

The information in this Form 8-K, including the information set forth in Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

ARCH CAPITAL GROUP LTD.

Date: November 3, 2003	By:	/s/ John D. Vollaro
Name: John D. Vollaro
Title: Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99	Press Release dated November 3, 2003, announcing the earnings of Arch Capital Group Ltd. for the three-month period ended September 30, 2003.